UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 17, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-944                  41-0783184
----------------------------- ---------------------------- ---------------------
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits.

[c] Exhibits.

99.1 Press Release, dated February 17, 2004, issued by Possis Medical, Inc.


Item 12. Results of Operations and Financial Conditions

         On February 17, 2004, the Company issued a press release announcing operating results for its second quarter ending January 31, 2004. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    February 17, 2004
                                       POSSIS MEDICAL, INC.



                                       By: /s/ Eapen Chacko
                                           ---------------------------------
                                           Eapen Chacko
                                           Vice President, Finance


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Press Release, dated February 17, 2004, issued by Possis
                  Medical, Inc.